Exhibit 10.23

THIS DEED OF VARIATION is made on February 17, 2011

BETWEEN

(1)	INSTINET HOLDINGS INCORPORATED a Delaware Corporation with its principal office at 1095 Avenues of the America’s, New York, NY, 10036 (the “Licensor”); and

(2)	CHI-X EUROPE LIMITED (company number 01651728) whose registered office is at 10 Lower Thames Street, London, UK EC3R 6AF (the “Licensee”).

INTRODUCTION

(A)	This deed is supplemental to a Software Licence Agreement dated 2 August 2010 (the “Agreement”) relating to the Software (as defined in the Agreement).

(B)	The Licensor and the Licensee have agreed that the Agreement should be varied on the terms set out in this deed.

AGREED TERMS

1.	Definitions and interpretation

1.1	Terms defined in the Agreement shall bear the same meaning in this deed, unless stated otherwise.

1.2	A reference in this deed to:

(a)	“Effective Date” means the date of this deed; and

(b)	a “clause” or “schedule” is a reference to the relevant clause of or the schedule to this deed, unless stated otherwise.

1.3	The provisions of clause 1.2 and 1.3 of the Agreement shall apply to this deed.

1.4	The headings to clauses and the heading to the schedule are to be ignored in construing this deed.

1.5	The schedule forms part of this deed as if set out in full in this deed and a reference to “this deed” includes a reference to the schedule.

2.	Amendments to the Agreement

2.1	The Licensor and the Licensee agree that, with effect from the Effective Date, the Agreement be amended by the deletion, in its entirety, of Schedule 2 of the Agreement and substitution for it in the Agreement of the new Schedule 2 in the form set out in the schedule to this deed. For the duration of the Agreement from (and including) the Effective Date onwards, the Agreement is to be read and construed accordingly.

2.2	Save as expressly varied by this deed, the Agreement shall continue in full force and effect until termination in accordance with its terms.

3.	Third party rights

No term of this deed shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a third party, but this does not affect any right or remedy of a third party which exist or is available under that act.

4.	Miscellaneous

Save as amended by this deed, the provisions of clauses 10, 12, 13, 14 and 16 of the Agreement shall apply to this deed mutatis mutandis.

This deed has been executed and delivered as a deed on the date first written on page 1 of this deed.

EXECUTED AS A DEED	)
by Instinet Holdings Incorporated	)
acting by a director	)
in the presence of:	)

Director/Officer

Witness’ Signature

		Name of witness:	Toru Irokawa

		Address of witness:	Chi-X Japan 5-3-1 Akasaka, Minato-ku Tokyo Japan

EXECUTED AS A DEED by CHI-X Europe Limited acting by a director in the presence of: